Principal Funds, Inc.

Supplement dated March 17, 2017
to the Statement of Additional Information dated March 1, 2017

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PRICING OF FUND SHARES
Under the Pricing of Fund Shares section, add the following after the first paragraph:
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

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